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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2002	Commission File Number: 1-12994

THE MILLS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1802283 (I.R.S. Employer Identification No.)

1300 Wilson Boulevard, Suite 400, Arlington, Virginia 22209
(Address of principal executive offices—zip code)

(703) 526-5000
(Registrant's telephone number, including area code)

(former name or former address, if changed since last report)
Not Applicable

THE MILLS CORPORATION

Item 5. Other Events.

        The Mills Corporation is filing as exhibit 12.1 its computation of ratio of earnings to combined fixed charges and preferred dividends in this Form 8-K for the six months ended June 30, 2002 and each of the years ended December 31, 2001, 2000, 1999, 1998 and 1997. This exhibit is being filed for the purposes of being incorporated by reference into The Mills Corporation's registration statement on Form S-3 (File No. 333-88606).

Item 7. Financial Statements and Exhibits.

  (a)
  Financial Statements of businesses acquired

    None.

  (b)
  Pro Forma Financial Information

    None.

  (c)
  Exhibits

Exhibit No.	Description
12.1	Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Dividends

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MILLS CORPORATION
Dated: September 25, 2002	By:	/s/ NICHOLAS MCDONOUGH Nicholas McDonough Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

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THE MILLS CORPORATION
  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURE